UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2016

Bar Harbor Bankshares

(Exact name of Registrant as specified in its Charter)

Maine	001-13349	01-0393663
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

PO Box 400 82 Main Street Bar Harbor, Maine		04609-0400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (207) 288-3314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 5, 2016 Bar Harbor Bankshares (the “Company”) and Lake Sunapee Bank Group (“Lake Sunapee”) entered into an Agreement and Plan of Merger, dated as of May 5, 2016, by and between the Company and Lake Sunapee (the “Merger Agreement”), pursuant to which the Company will acquire Lake Sunapee and its wholly owned subsidiary, Lake Sunapee Bank, fsb, subject to the terms and conditions set forth therein. The Company is filing a joint investor presentation, which provides supplemental information regarding the proposed transaction that the Company intends to make available to investors and post on the investor relations portion of its website, which is located at www.bhbt.com. The slides are furnished as Exhibit 99.1 to this report.

The information in the presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. All annualized, pro forma, projected, combined, estimated and similar numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 8.01	Other Events

On May 5, 2016 the Company and Lake Sunapee issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement of the Company and Lake Sunapee and a Prospectus of the Company, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Registration Statement and Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Lake Sunapee, when they become available, may be obtained free of charge at the SEC’s Internet site (www.sec.gov). Copies of the Registration Statement and Joint Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from the Company’s website at www.bhbt.com/shareholder-relations or by contacting the Bar Harbor Investor Relations at 888-853-7100 or from Lake Sunapee’s website at www.lakesunapeebankgroup.com or by contacting Lake Sunapee Investor Relations at 603-863-0886.

PARTICIPANTS IN SOLICITATION

The Company and Lake Sunapee and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Lake Sunapee in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 23, 2016. Information about the directors and executive officers of Lake Sunapee is set forth in the proxy statement for Lake Sunapee’s 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 28, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Joint Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC (when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Investor Presentation dated May 5, 2016.

99.2	Joint Press Release dated May 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: May 5, 2016	By:	/s/ Gerald Shencavitz
Gerald Shencavitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Investor Presentation dated May 5, 2016.

99.2	Joint Press Release dated May 5, 2016.